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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 29, 1999
                                                         --------------

                         TRANSFORMATION PROCESSING INC.
                         ------------------------------
              Exact name of Registrant as specified in its charter)

           Nevada                      0-23903               95-4583945
           ------                      -------               ----------
(State or Other Jurisdiction       (Commission File         IRS Employer
      of Incorporation)                 Number)         Identification Number)


         5500 Explorer Drive, Suite 2000, Mississauga, Ontario L4W 5C7
         -------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (905) 206-1366
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.     OTHER EVENTS

            On April 29, 1999, Transformation Processing Inc., a Nevada corporation (the "Registrant") and a securityholder of the registrant, effected the rescission of the conversion of $57,000 plus interest of debentures and the securityholder returned 201,736 shares of common stock. The debentures were converted in error and were in excess of 4.9% of the Registrant's outstanding shares of common stock which violated the terms of the debenture.


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                                   SIGNATURES
                                   ----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Transformation Processing Inc.
                                       Registrant



Dated: May 12, 1999                By: /s/ Warren P.A. Strutt
                                      ------------------------------------------
                                   Warren P.A. Strutt, Chief Financial Officer


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